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                                                                    EXHIBIT 23.1


              Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated August 28, 1996, in Post-Effective Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Prosoft I-Net Solutions, Inc. for the registration of 3,352,392 shares of its common stock.



                                                               ERNST & YOUNG LLP



Orange County, California
April 16, 1997